                                   Exhibit 99.1

                  A.  Directors and Executive Officers of HIH

                                                                        PRESENT
NAME                              BUSINESS ADDRESS                      PRINCIPAL OCCUPATION               CITIZENSHIP
---------------------------------------------------------------------------------------------------------------------------
Charles Percy Abbott              Level 42 AMP Centre,                  Non-Executive Director:            Australia
                                  50 Bridge Street,                     Chairman of Steering and
                                  Sydney, NSW 2000, Australia           Board Committees, and Member
                                                                        of Audit Committee
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Rodney Stephen Adler AM           Level 42 AMP Centre,                  Non-Executive Director:            Australia
                                  50 Bridge Street,                     Member of Investment
                                  Sydney, NSW 2000, Australia           Committee
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Terence Kevin Cassidy             Level 42 AMP Centre,                  Managing Director:                 Australia
                                  50 Bridge Street,                     Member of Investment and
                                  Sydney, NSW 2000, Australia           Reinsurance Committees
---------------------------------------------------------------------------------------------------------------------------
Geoffrey Arthur Cohen             Level 42 AMP Centre,                  Non-Executive Chairman:            Australia
                                  50 Bridge Street,                     Chairman of Audit, Human
                                  Sydney, NSW 2000, Australia           Resources, Investment and
                                                                        Due Diligence Committees and
                                                                        Member of the Steering and
                                                                        Board Committees
---------------------------------------------------------------------------------------------------------------------------
Dominic Fodera                    Level 42 AMP Centre,                  Finance Director: Member of        Australia
                                  50 Bridge Street,                     Investment, Reinsurance and
                                  Sydney, NSW 2000, Australia           Due Diligence Committees
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Justin Herbert Gardener           Level 42 AMP Centre,                  Non-Executive Director:            Australia
                                  50 Bridge Street,                     Member of Audit and Human
                                  Sydney, NSW 2000, Australia           Resources Committees
---------------------------------------------------------------------------------------------------------------------------
Alexander Walter Gorrie           Level 42 AMP Centre,                  Non-Executive Director:            Australia
                                  50 Bridge Street,                     Member of Human Resources
                                  Sydney, NSW 2000, Australia           Committee
---------------------------------------------------------------------------------------------------------------------------
Michael William Payne             85 Gracechurch Street,                Non-Executive Director:            United Kingdom
                                  London, EC3V OAA                      Chairman of Reinsurance
                                                                        Committee
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Robert Reginald Stitt Q.C.        Level 42 AMP Centre,                  Non-Executive Director:            Australia
                                  50 Bridge Street,                     Member of Audit, Human
                                  Sydney, NSW 2000, Australia           Resources and Due Diligence
                                                                        Committees
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George Osvald Sturesteps          Level 42 AMP Centre,                  Deputy Chief Executive and         Australia
                                  50 Bridge Street,                     Managing Director,
                                  Sydney, NSW 2000, Australia           International: Member of
                                                                        Reinsurance Committee
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Hermann Franz Randolph Wein       23/F, Dah Sing Financial Centre,      Chief Executive, Asia: Member      Switzerland
                                  108 Gloucester Road, Wanchai,         of Reinsurance, Steering
                                  Hong Kong                             and Board Committees
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Raymond Reginald Williams AM      Level 42 AMP Centre,                  Deputy Chairman and Chief          Australia
                                  50 Bridge Street,                     Executive: Member of Steering
                                  Sydney, NSW 2000, Australia           and Board Committees.
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

            B.  Directors and Executive Officers of FAI Insurances


                                                                        PRESENT
NAME                              BUSINESS ADDRESS                      PRINCIPAL OCCUPATION               CITIZENSHIP
---------------------------------------------------------------------------------------------------------------------------
Rodney Stephen Adler AM           Level 42 AMP Centre,                  Director                           Australia
                                  50 Bridge Street,
                                  Sydney, NSW 2000, Australia
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Terrence Kevin Cassidy            Level 42 AMP Centre,                  Director                           Australia
                                  50 Bridge Street,
                                  Sydney, NSW 2000, Australia
---------------------------------------------------------------------------------------------------------------------------
Dominic Fodera                    Level 42 AMP Centre,                  Director                           Australia
                                  50 Bridge Street,
                                  Sydney, NSW 2000, Australia
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Raymond Reginald Williams AM      Level 42 AMP Centre,                  Chairman                           Australia
                                  50 Bridge Street,
                                  Sydney, NSW 2000, Australia
---------------------------------------------------------------------------------------------------------------------------


           C.  Directors and Executive Officers of FAI Home Security


                                                                        PRESENT
NAME                              BUSINESS ADDRESS                      PRINCIPAL OCCUPATION               CITIZENSHIP
---------------------------------------------------------------------------------------------------------------------------
Terrence Kevin Cassidy            Level 42 AMP Centre,                  Director                           Australia
                                  50 Bridge Street,
                                  Sydney, NSW 2000, Australia
---------------------------------------------------------------------------------------------------------------------------
Dominic Fodera                    Level 42 AMP Centre,                  Director                           Australia
                                  50 Bridge Street,
                                  Sydney, NSW 2000, Australia
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Raymond Reginald Williams AM      Level 42 AMP Centre,                  Chairman                           Australia
                                  50 Bridge Street,
                                  Sydney, NSW 2000, Australia
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